UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10481

Cohen & Steers Quality Income Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2016

Item 1. Reports to Stockholders.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2016. The net asset value (NAV) at that date was $14.69 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $13.72.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2016
Cohen & Steers Quality Income Realty Fund at NAV[a]	13.17%
Cohen & Steers Quality Income Realty Fund at Market Value[a]	16.42%
FTSE NAREIT Equity REIT Index[b]	13.38%
Blended Benchmark—80% FTSE NAREIT Equity REIT Index/ 20% BofA Merrill Lynch REIT Preferred Securities Index[b]	11.85%
S&P 500 Index[b]	3.84%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

Cohen & Steers Quality Income Realty Fund, Inc. (the Fund), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.

b  The FTSE NAREIT Equity REIT Index contains all tax-qualified REITs except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The BofA Merrill Lynch REIT Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market including all real estate investment trusts. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

long-term capital gains, where applicable, as part of the regular quarterly cash distributions to its shareholders (the Plan). The Plan will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular quarterly basis. In accordance with the Plan, the Fund currently distributes $0.24 per share on a quarterly basis.

The Fund may pay distributions in excess of the Fund's investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Fund's Plan. The Fund's total return based on net asset value is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above net asset value) or widening an existing trading discount.

Market Review

U.S. real estate investment trusts (REITs) produced strong total returns in the first half of 2016 and widely outperformed the S&P 500 Index, in what was a challenging period for equities broadly.

The stock market came under intense selling pressure early in the year amid declining crude oil prices and lackluster economic growth from the world's major economies. Stocks then rebounded, aided by firmer oil prices, somewhat better economic data and continued monetary stimulus efforts by a number of central banks. Equities were briefly upended late in the second quarter when the U.K. unexpectedly voted in favor of leaving the European Union. Sovereign bond yields generally trended lower throughout the period in response to economic uncertainty and policies adopted by several central banks, resulting in sharply lower U.S. Treasury yields as well.

Investors were drawn to REITs for the asset class' relatively stable cash flows and attractive dividend yields amid continued strong fundamentals for the U.S. real estate market. Adding to their appeal was REITs' strong domestic orientation, as the U.S. appears to be the healthiest major economy at a time of heightened global economic and political uncertainty.

REIT Preferred Securities Also Advanced

Preferred securities issued by commercial real estate companies had a total return of 5.5% in the period, as measured by the BofA Merrill Lynch REIT Preferred Securities Index, outperforming the broader preferred securities market. REIT preferreds continued to benefit from a favorable technical environment. REITs issued relatively few new preferreds during the period, while investment demand for their above-average income held firm, sustaining an imbalance that lifted prices.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Fund Performance

The Fund had a positive total return in the period and outperformed its blended benchmark on both a market price and NAV basis. The largest contributor to the Fund's relative performance based on NAV was our overweight in data centers, the top-performing REIT sector in the first half of 2016. Data center REITs continued to benefit from the strong secular trend of increasing data usage driven by internet retailing and cloud computing. However, the relative benefit of our overweight was partially offset by our stock selection in the sector.

Our underweight in REIT preferreds contributed to relative performance, given their underperformance to REIT common shares. Also aiding performance was our stock selection in regional mall owners, where we focused on companies with high-quality assets that have been successful in redeveloping vacated space. We largely avoided Class B mall owners, which underperformed and have been more vulnerable to store closings as it has generally been more difficult for them to increase rents or replace tenants.

Our overweight in apartment landlords detracted from relative performance. Despite reporting strong earnings, apartments underperformed as investors questioned whether cash flow growth trends would continue amid increasing supply and a sluggish economy. Our overweight reflected our view that the sector's growth will continue at a healthy pace and that supply has plateaued. Our underweight in specialty REITs further detracted, as did our underweight and stock selection in industrial property owners. The latter benefited from the growth of e-commerce and third-party logistics services. Stock selection in the office sector hindered performance as well.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to the Fund's performance for the six-month period ended June 30, 2016.

Impact of Derivatives on Fund Performance

The Fund uses single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts had no impact on the Fund's total return for the six-month period ended June 30, 2016.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Sincerely,

WILLIAM F. SCAPELL	THOMAS N. BOHJALIAN
Portfolio Manager	Portfolio Manager

  JASON YABLON

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2016, leverage represented 22% of the Fund's managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods expiring in 2017, 2018 and 2019a (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in portions of the Fund's leveraging costs for the various terms partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsb,c

Leverage (as a % of managed assets)	22%
% Fixed Rate	85%
% Variable Rate	15%
Weighted Average Rate on Financing	1.9%[a]
Weighted Average Term on Financing	4.9 years[a]

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  On February 24, 2015, the Fund amended its credit agreement to extend the fixed rate financing terms by three years expiring in 2020, 2021 and 2022. The weighted average rate on financing does not include the three year extension and will increase as the extended fixed-rate tranches become effective. The weighted average term on financing includes the three year extension.

b  Data as of June 30, 2016. Information is subject to change.

c  See Note 7 in Notes to Financial Statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

June 30, 2016
Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Simon Property Group	$192,484,218	9.3
Prologis	79,077,834	3.8
Equinix	69,937,962	3.4
HCP	65,258,941	3.2
UDR	63,822,386	3.1
Essex Property Trust	56,891,576	2.8
Vornado Realty Trust	53,711,677	2.6
Public Storage	51,823,684	2.5
Omega Healthcare Investors	48,945,511	2.4
Extra Space Storage	46,191,803	2.2

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2016 (Unaudited)

		Number of Shares	Value
COMMON STOCK—REAL ESTATE	105.1%
DIVERSIFIED	4.2%
American Assets Trust[a,b]		337,860	$14,338,778
BGP Holdings PLC (EUR) (Australia)[c,d,e]		3,927,678	0
Vornado Realty Trust[a,b]		536,473	53,711,677
			68,050,455
HEALTH CARE	14.1%
HCP		1,844,515	65,258,941
Healthcare Trust of America, Class Aa		1,246,447	40,310,096
Omega Healthcare Investors[a,b]		1,441,694	48,945,511
Physicians Realty Trust[a]		1,913,060	40,193,391
Ventas		430,300	31,334,446
			226,042,385
HOTEL	3.3%
Host Hotels & Resorts[a,b]		2,154,750	34,928,497
Sunstone Hotel Investors		1,493,037	18,020,957
			52,949,454
INDUSTRIALS	4.9%
Prologis[a,b]		1,612,517	79,077,834
NET LEASE	7.7%
Four Corners Property Trust		400,705	8,250,516
Gaming and Leisure Properties		739,394	25,494,305
National Retail Properties[a]		690,804	35,728,383
Spirit Realty Capital		2,694,158	34,404,398
STORE Capital Corp.		677,452	19,950,961
			123,828,563
OFFICE	8.8%
Alexandria Real Estate Equities		276,695	28,643,466
Boston Properties[a,b]		192,744	25,422,934
Douglas Emmett[a,b]		828,297	29,421,110
Kilroy Realty Corp.[a,b]		553,215	36,672,622
SL Green Realty Corp.[a,b]		193,875	20,641,871
			140,802,003

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares	Value
RESIDENTIAL	20.3%
APARTMENT	18.0%
American Campus Communities		599,759	$31,709,258
Apartment Investment & Management Co.[a,b]		858,711	37,920,678
Colony Starwood Homes		544,306	16,557,789
Equity Residential[a,b]		619,281	42,656,075
Essex Property Trust[a,b]		249,426	56,891,576
Mid-America Apartment Communities		367,770	39,130,728
UDR[a,b]		1,728,667	63,822,386
			288,688,490
MANUFACTURED HOME	2.3%
Sun Communities[a,b]		474,661	36,378,019
TOTAL RESIDENTIAL			325,066,509
SELF STORAGE	7.6%
CubeSmart[a,b]		744,443	22,988,400
Extra Space Storage[a]		499,155	46,191,803
Public Storage[a,b]		202,761	51,823,684
			121,003,887
SHOPPING CENTERS	25.0%
COMMUNITY CENTER	9.6%
Brixmor Property Group[a]		1,269,280	33,585,149
DDR Corp.		1,093,153	19,829,795
Kimco Realty Corp.		448,270	14,066,713
Ramco-Gershenson Properties Trust		1,541,502	30,228,854
Regency Centers Corp.[a,b]		400,284	33,515,779
Tanger Factory Outlet Centers		561,902	22,577,222
			153,803,512
REGIONAL MALL	15.4%
General Growth Properties[a,b]		1,526,614	45,523,629
Pennsylvania REIT		408,748	8,767,645
Simon Property Group[a,b]		887,433	192,484,218
			246,775,492
TOTAL SHOPPING CENTERS			400,579,004

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares	Value
SPECIALTY	9.2%
CyrusOne[a,b]		383,706	$21,357,076
DuPont Fabros Technology		473,664	22,517,987
Equinix[a,b]		180,378	69,937,962
QTS Realty Trust, Class Aa		614,136	34,379,333
			148,192,358
TOTAL COMMON STOCK (Identified cost—$1,104,255,783)			1,685,592,452
PREFERRED SECURITIES—$25 PAR VALUE	16.3%
BANKS	0.2%
Huntington Bancshares, 6.25%, Series D		113,600	3,061,520
BANKS—FOREIGN	0.6%
Barclays Bank PLC, 8.125%, Series 5 (United Kingdom)[a]		360,000	9,306,000
FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.2%
KKR & Co. LP, 6.75%, Series A		120,000	3,217,200
INDUSTRIALS	0.2%
CHS, 6.75%		107,931	3,076,034
INSURANCE—MULTI-LINE—FOREIGN	0.3%
ING Groep N.V., 7.05% (Netherlands)[a,b]		205,000	5,405,850
REAL ESTATE	14.5%
DIVERSIFIED	5.5%
Colony Capital, 7.125%		131,850	3,083,971
Colony Financial, 8.50%, Series Aa		364,975	9,306,862
DuPont Fabros Technology, 6.625%, Series C		100,000	2,730,000
EPR Properties, 9.00%, Series E (Convertible)[a]		251,000	9,392,420
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)[a]		76,395	3,849,544
National Retail Properties, 6.625%, Series D		100,000	2,620,000
National Retail Properties, 5.70%, Series E		175,615	4,688,920
NorthStar Realty Finance Corp., 8.50%, Series D		191,097	4,735,384
NorthStar Realty Finance Corp., 8.75%, Series E		113,750	2,844,888
PS Business Parks, 5.75%, Series U		118,050	3,042,149
PS Business Parks, 5.70%, Series V		120,000	3,172,800
Urstadt Biddle Properties, 7.125%, Series F		106,600	2,841,956

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares	Value
VEREIT, 6.70%, Series Fa		660,906	$17,117,465
Vornado Realty Trust, 6.625%, Series G		180,000	4,714,200
Vornado Realty Trust, 6.625%, Series I		172,420	4,541,543
Vornado Realty Trust, 5.70%, Series K		136,024	3,542,065
Wells Fargo Real Estate Investment Corp., 6.375%, Series A		207,537	5,715,569
			87,939,736
HEALTH CARE	0.2%
Welltower, 6.50%, Series J		117,700	3,080,209
HOTEL	2.4%
Ashford Hospitality Trust, 9.00%, Series Ea		405,000	10,408,500
Chesapeake Lodging Trust, 7.75%, Series Aa		200,000	5,274,000
Hospitality Properties Trust, 7.125%, Series D		153,725	3,959,956
LaSalle Hotel Properties, 6.30%, Series J		134,000	3,465,240
Pebblebrook Hotel Trust, 6.50%, Series C		160,000	4,129,600
Summit Hotel Properties, 6.45%, Series D		123,000	3,105,750
Sunstone Hotel Investors, 6.95%, Series E		180,000	4,784,400
Sunstone Hotel Investors, 6.45%, Series F		127,100	3,302,058
			38,429,504
INDUSTRIALS	0.6%
Monmouth Real Estate Investment Corp., 7.625%, Series Ac		200,000	5,285,000
Monmouth Real Estate Investment Corp., 7.875%, Series B		80,000	2,140,000
STAG Industrial, 6.875%, Series C		120,000	3,108,000
			10,533,000
OFFICE	0.5%
Corporate Office Properties Trust, 7.375%, Series La		160,000	4,156,800
Government Properties Income Trust, 5.875%, due 5/1/46		190,000	4,845,000
			9,001,800

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares	Value
RESIDENTIAL	1.2%
APARTMENT	1.0%
American Homes 4 Rent, 6.50%, Series D		126,340	$3,318,952
American Homes 4 Rent, 6.35%, Series E		134,000	3,362,060
Apartment Investment & Management Co., 6.875%[a]		204,000	5,508,000
Blue Rock Residential Growth REIT, 8.25%, Series A		157,100	4,172,576
			16,361,588
MANUFACTURED HOME	0.2%
Equity Lifestyle Properties, 6.75%, Series C		115,994	3,070,361
TOTAL RESIDENTIAL			19,431,949
SELF STORAGE	0.2%
Public Storage, 5.125%, Series C		120,000	3,105,600
SHOPPING CENTERS	2.6%
COMMUNITY CENTER	1.2%
Cedar Realty Trust, 7.25%, Series Ba		190,000	4,944,750
DDR Corp., 6.50%, Series Ja		379,200	9,881,952
Regency Centers Corp., 6.625%, Series 6		181,601	4,727,074
			19,553,776
REGIONAL MALL	1.4%
CBL & Associates Properties, 7.375%, Series D		381,318	9,506,258
General Growth Properties, 6.375%, Series A		120,644	3,229,640
Pennsylvania REIT, 8.25%, Series A		159,000	4,194,420
Taubman Centers, 6.25%, Series K		187,582	4,886,511
			21,816,829
TOTAL SHOPPING CENTERS			41,370,605
SPECIALTY	1.3%
Digital Realty Trust, 7.00%, Series E		207,000	5,264,010
Digital Realty Trust, 6.625%, Series F		115,000	3,044,050
Digital Realty Trust, 7.375%, Series H		200,000	5,790,000
Digital Realty Trust, 6.35%, Series I		234,000	6,212,700
			20,310,760
TOTAL REAL ESTATE			233,203,163

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares	Value
TECHNOLOGY—SOFTWARE	0.3%
eBay, 6.00%, due 2/1/56		200,000	$5,314,000
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$239,313,876)			262,583,767
PREFERRED SECURITIES—CAPITAL SECURITIES	6.3%
BANKS	1.5%
Bank of America Corp., 6.30%, Series DD		11,500,000	12,247,500
Farm Credit Bank of Texas, 10.00%, Series Ia		6,000	7,126,875
Huntington Bancshares, 8.50%, Series A (Convertible)		1,077	1,518,570
JPMorgan Chase & Co., 6.75%, Series S		3,000,000	3,307,500
			24,200,445
BANKS—FOREIGN	2.3%
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)		4,400,000	4,401,720
Barclays PLC, 8.25% (United Kingdom)[a]		4,001,000	3,928,582
BNP Paribas SA, 7.625%, 144A (France)[f]		2,000,000	2,005,000
Credit Suisse Group AG, 7.50%, 144A (Switzerland)[f]		2,291,000	2,313,773
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[a,f]		4,000,000	4,672,000
HBOS Capital Funding LP, 6.85% (United Kingdom)		2,600,000	2,600,975
Lloyds Banking Group PLC, 7.50% (United Kingdom)		4,000,000	3,920,000
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)		4,000,000	4,740,000
Royal Bank of Scotland Group PLC, 8.00% (United Kingdom)		2,300,000	2,150,500
UBS Group AG, 6.875% (Switzerland)		2,600,000	2,551,250
UBS Group AG, 7.125% (Switzerland)		4,200,000	4,186,014
			37,469,814
INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.3%
General Electric Co., 5.00%, Series D		4,938,000	5,245,391
INSURANCE	1.0%
LIFE/HEALTH INSURANCE—FOREIGN	0.5%
Cloverie PLC for Zurich Insurance Co., Ltd., 5.625%, due 6/24/46 (Ireland)		2,000,000	2,118,750
La Mondiale Vie, 7.625% (France)		4,750,000	5,032,055
			7,150,805

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares	Value
PROPERTY CASUALTY	0.2%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Aa,f		3,525,000	$3,851,062
PROPERTY CASUALTY—FOREIGN	0.3%
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (Australia)		4,052,000	4,340,705
TOTAL INSURANCE			15,342,572
REAL ESTATE—FINANCE	0.3%
VEREIT Operating Partnership LP, 4.60%, due 2/6/24		5,250,000	5,315,625
TELECOMMUNICATION	0.5%
Qualitytech LP/QTS Finance Corp., 5.875%, due 8/1/22		7,074,000	7,206,637
UTILITIES	0.4%
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)[f]		5,250,000	5,991,563
TOTAL PREFERRED SECURITIES— CAPITAL SECURITIES (Identified cost—$95,735,353)			100,772,047
SHORT-TERM INVESTMENTS	0.2%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.14%[g]		3,300,000	3,300,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$3,300,000)			3,300,000
TOTAL INVESTMENTS (Identified cost—$1,442,605,012)		127.9%	2,052,248,266
LIABILITIES IN EXCESS OF OTHER ASSETS		(27.9)	(448,268,963)
NET ASSETS (Equivalent to $14.69 per share based on 109,161,402 shares of common stock outstanding)		100.0%	$1,603,979,303

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

Glossary of Portfolio Abbreviations

EUR  Euro Currency

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged as collateral in connection with the Fund's credit agreement. $951,210,729 in aggregate has been pledged as collateral.

b  A portion of the security has been rehypothecated in connection with the Fund's credit agreement. $424,671,252 in aggregate has been rehypothecated.

c  Illiquid security. Aggregate holdings equal 0.3% of the net assets of the Fund.

d  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.0% of the net assets of the Fund.

e  Non-income producing security.

f  Resale is restricted to qualified institutional investors. Aggregate holdings equal 1.2% of the net assets of the Fund, of which 0.0% are illiquid.

g  Rate quoted represents the annualized seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$1,442,605,012)	$2,052,248,266
Cash	3,688,376
Receivable for:
Dividends and interest	8,621,659
Investment securities sold	2,522,401
Other assets	73,775
Total Assets	2,067,154,477
LIABILITIES:
Payable for:
Credit agreement	460,000,000
Investment management fees	1,392,874
Dividends declared	1,365,206
Interest expense	48,399
Administration fees	32,773
Directors' fees	240
Other liabilities	335,682
Total Liabilities	463,175,174
NET ASSETS	$1,603,979,303
NET ASSETS consist of:
Paid-in capital	$927,383,072
Dividends in excess of net investment income	(23,177,438)
Accumulated undistributed net realized gain	90,130,415
Net unrealized appreciation	609,643,254
$1,603,979,303
NET ASSET VALUE PER SHARE:
($1,603,979,303 ÷ 109,161,402 shares outstanding)	$14.69
MARKET PRICE PER SHARE	$13.72
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(6.60)%

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2016 (Unaudited)

Investment Income:
Dividend income	$34,558,993
Interest income	2,870,353
Rehypothecation income	47,928
Total Investment Income	37,477,274
Expenses:
Investment management fees	8,175,007
Interest expense	4,394,439
Administration fees	318,362
Shareholder reporting expenses	169,588
Directors' fees and expenses	55,220
Professional fees	48,515
Line of credit fees	30,530
Custodian fees and expenses	23,068
Transfer agent fees and expenses	12,683
Miscellaneous	59,224
Total Expenses	13,286,636
Net Investment Income	24,190,638
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	63,339,548
Written option contracts	32,489
Foreign currency transactions	4,343
Net realized gain	63,376,380
Net change in unrealized appreciation (depreciation) on:
Investments	99,747,498
Written option contracts	(23,825)
Foreign currency translations	33
Net change in unrealized appreciation (depreciation)	99,723,706
Net realized and unrealized gain (loss)	163,100,086
Net Increase in Net Assets Resulting from Operations	$187,290,724

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
Change in Net Assets:
From Operations:
Net investment income	$24,190,638	$32,027,162
Net realized gain	63,376,380	108,234,658
Net change in unrealized appreciation (depreciation)	99,723,706	(45,098,928)
Net increase in net assets resulting from operations	187,290,724	95,162,892
Dividends and Distributions to Shareholders from:
Net investment income	(52,397,473)	(30,312,583)
Net realized gain	—	(74,598,744)
Total dividends and distributions to shareholders	(52,397,473)	(104,911,327)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	—	(5,946,294)
Total increase (decrease) in net assets	134,893,251	(15,694,729)
Net Assets:
Beginning of period	1,469,086,052	1,484,780,781
End of period[a]	$1,603,979,303	$1,469,086,052

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $23,177,438 and $5,029,397, respectively.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2016 (Unaudited)

Decrease in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$187,290,724
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(463,664,873)
Net purchases, sales and maturities of short-term investments	10,100,000
Net amortization of premium investments	85,305
Proceeds from sales and maturities of long-term investments	467,950,937
Net decrease in dividends and interest receivable and other assets	3,599,930
Net increase in interest expense payable, accrued expenses and other liabilities	66,388
Decrease in premiums received from written option contracts	(32,489)
Net change in unrealized depreciation on written option contracts	23,825
Net change in unrealized appreciation on investments	(99,747,498)
Net realized gain on investments	(63,339,548)
Cash provided by operating activities	42,332,701
Cash Flows from Financing Activities:
Dividends and distributions paid	(52,386,723)
Decrease in cash	(10,054,022)
Cash at beginning of period	13,742,398
Cash at end of period	$3,688,376

Supplemental Disclosure of Cash Flow Information:

During the six months ended June 30, 2016, interest paid was $4,394,296.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2016	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.46	$13.54	$10.53	$10.91	$9.47	$9.56
Income (loss) from investment operations:
Net investment income	0.22 [a,b]	0.29 [a]	0.31 [a]	0.25 [a]	0.28 [a]	0.65
Net realized and unrealized gain (loss)	1.49	0.58	3.46	0.08 [c]	1.88	(0.02)
Total from investment operations	1.71	0.87	3.77	0.33	2.16	0.63
Less dividends and distributions to shareholders from:
Net investment income	(0.48)	(0.28)	(0.30)	(0.26)	(0.21)	(0.65)
Net realized gain	—	(0.68)	(0.46)	(0.46)	(0.51)	(0.07)
Total dividends and distributions to shareholders	(0.48)	(0.96)	(0.76)	(0.72)	(0.72)	(0.72)
Anti-dilutive effect from the issuance of reinvested shares	—	—	—	0.00 [d]	0.00 [d]	—
Anti-dilutive effect from the repurchase of shares	—	0.01	—	0.01	—	—
Net increase (decrease) in net asset value	1.23	(0.08)	3.01	(0.38)	1.44	(0.09)
Net asset value, end of period	$14.69	$13.46	$13.54	$10.53	$10.91	$9.47
Market value, end of period	$13.72	$12.22	$12.19	$9.48	$10.16	$8.47
Total net asset value return[e]	13.17%[f]	7.88%	37.57%	3.31%	23.32%	7.31%
Total market value return[e]	16.42%[f]	8.79%	37.57%	–0.13%	28.40%	6.07%

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2016	2015	2014	2013	2012	2011
Net assets, end of period (in millions)	$1,604.0	$1,469.1	$1,484.8	$1,154.1	$1,200.8	$1,042.1
Ratio of expenses to average daily net assets (before expense reduction)	1.81%[g]	1.83%	1.89%	2.00%	1.80%	1.90%
Ratio of expenses to average daily net assets (net of expense reduction)	1.81%[g]	1.83%	1.89%	2.00%	1.80%	1.87%
Ratio of expenses to average daily net assets (excluding interest expense)	1.21%[g]	1.24%	1.25%	1.31%	1.30%	1.32%
Ratio of net investment income to average daily net assets (before expense reduction)	3.30%[g]	2.18%	2.50%	2.18%	2.65%	2.62%
Ratio of net investment income to average daily net assets (net of expense reduction)	3.30%[g]	2.18%	2.50%	2.18%	2.65%	2.65%
Ratio of expenses to average daily managed assets (before expense reduction)[h]	1.38%[g]	1.39%	1.41%	1.46%	1.29%	1.33%
Ratio of expenses to average daily managed assets (net of expense reduction)[h]	1.38%[g]	1.39%	1.41%	1.46%	1.29%	1.31%
Portfolio turnover rate	24%[f]	35%	48%	56%	55%	53%
Credit Agreement
Asset coverage ratio for credit agreement	449%	419%	423%	351%	361%	327%
Asset coverage per $1,000 for credit agreement	$4,487	$4,194	$4,228	$3,509	$3,610	$3,265

a  Calculation based on average shares outstanding.

b  20.8% of the gross income of the Fund was attributable to dividends paid by Equity Residential for the six months ended June 30, 2016.

c  Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $0.07 and the total return on a net asset value basis would have been 3.25%.

d  Amount is less than $0.005.

e  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

f  Not annualized.

g  Annualized.

h  Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Quality Income Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on August 22, 2001 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued based upon prices provided by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of June 30, 2016.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Diversified	$68,050,455	$68,050,455	$—	$—	[a]
Real Estate—Other Industries	1,617,541,997	1,617,541,997	—	—
Preferred Securities— $25 Par Value	262,583,767	262,583,767	—	—
Preferred Securities— Capital Securities:
Banks	24,200,445	1,518,570	22,681,875	—
Other Industries	76,571,602	—	76,571,602	—
Short-Term Investments	3,300,000	—	3,300,000	—
Total Investments[b]	$2,052,248,266	$1,949,694,789	$102,553,477	$—

a  BGP Holdings PLC was acquired via a spinoff and has been fair valued, by the Valuation Committee, at zero pursuant to the Fund's fair value procedures and classified as a Level 3 security.

b  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Options: The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices and other financial instruments to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At June 30, 2016, the Fund did not have any option contracts outstanding.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the Securities and Exchange Commission. This policy gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular quarterly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the relief, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2016, the investment manager considers it likely that a significant portion of the dividends will be reclassified to distributions from net realized gain upon the final determination of the Fund's taxable income after December 31, 2016, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2016, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of borrowings used for leverage outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily managed assets of the Fund. For the six months ended June 30, 2016, the Fund incurred $192,353 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $12,309 for the six months ended June 30, 2016.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2016, totaled $459,844,557 and $458,034,786, respectively.

Transactions in written option contracts during the six months ended June 30, 2016, were as follows:

	Number of Contracts	Premiums
Written option contracts outstanding at December 31, 2015	722	$32,489
Option contracts expired	(722)	(32,489)
Written option contracts outstanding at June 30, 2016	—	$—

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Derivative Investments

The following table presents the effect of derivatives held during the six months ended June 30, 2016, along with the respective location in the financial statements. The volume of activity for written option contracts for the six months ended June 30, 2016 is summarized in Note 3.

Statement of Operations
Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Written option contracts	Net Realized and Unrealized Gain (Loss)	$32,489	$(23,825)

Note 5. Income Tax Information

As of June 30, 2016, the federal tax cost and net unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$1,442,605,012
Gross unrealized appreciation	$611,003,828
Gross unrealized depreciation	(1,360,574)
Net unrealized appreciation	$609,643,254

As of December 31, 2015, the Fund had a net short-term capital loss carryforward of $31,321,634, of which $13,739,979 will expire on December 31, 2016 and $17,581,655 will expire on December 31, 2017. Federal tax rules limit the Fund's use of these capital loss carryforwards as a result of the Fund's mergers with Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc. and Cohen & Steers Worldwide Realty Income Fund, Inc. It is possible that all or a portion of these losses will not be able to be utilized prior to their expiration.

Note 6. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2016 and the year ended December 31, 2015, the Fund did not issue shares of common stock for the reinvestment of dividends.

On December 8, 2015, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) as of January 1, 2016, through the fiscal year ended December 31, 2016.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

During the six months ended June 30, 2016, the Fund did not effect any repurchases. During the year ended December 31, 2015, the Fund repurchased 484,919 Treasury shares of its common stock at an average price of $12.26 per share (including brokerage commissions) at a weighted average discount of 10.9%. These repurchases, which had a total cost of $5,946,294, resulted in an increase of $0.01 to the Fund's net asset value per share.

Note 7. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $460,000,000. The Fund also pays a fee of 0.55% per annum on any unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days' notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

On February 24, 2015, the Fund entered into an amendment to the credit agreement in order to extend the term length of the 5-year, 6-year and 7-year fixed-rate tranches of the credit agreement by three years to 2020, 2021 and 2022, respectively. The new rates will increase and become effective upon maturity date of the current fixed-rate tranches. In connection with the extension, the Fund paid an arrangement fee based on the aggregate fixed rate financing amount.

As of June 30, 2016, the Fund had outstanding borrowings of $460,000,000. During the six months ended June 30, 2016, the Fund borrowed an average daily balance of $460,000,000 at a weighted average borrowing cost of 1.9%. As of June 30, 2016, the aggregate value of rehypothecated securities, which are reflected as part of investments in securities on the Statement of Assets and Liabilities, was

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

$424,671,252. The value of the outstanding borrowings under the credit agreement exceed the value of the rehypothecated securities at June 30, 2016. During the six months ended June 30, 2016, the Fund earned $47,928 in fees from rehypothecated securities.

Note 8. Other Risks

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

in a company's capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Options Risk: Gains on options transactions depend on the Advisor's ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2016 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Quality Income Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 28, 2016. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Joseph M. Harvey	98,517,114.024	2,062,479.822
Gerald J. Maginnis	98,523,319.590	2,056,274.256
Richard J. Norman	98,251,712.834	2,327,881.012
Frank K. Ross	98,369,199.890	2,210,393.956

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2016) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (2/28/02)	One Year	Five Years	Ten Years	Since Inception (2/28/02)
28.70%	15.16%	5.98%	10.79%	38.64%	15.15%	6.42%	10.02%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. During certain periods presented above, the investment manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the Management Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting of the Independent Directors held on June 7, 2016 and at a meeting of the full Board of Directors held in person on June 15, 2016, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2017, by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by the Fund's investment manager (the Investment Manager) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager's personnel, particularly noting the potential benefit that the portfolio managers' work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a blended benchmark. The Board of Directors considered that the Fund outperformed the Peer Funds'

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

medians for the one-, three-, five- and ten-year periods ended March 31, 2016, ranking in the first quintile for the one-, three- and five-year periods ended March 31, 2016 and ranking one out of five for the 10-year period ended March 31, 2016. The Board of Directors also noted that the Fund outperformed the blended benchmark for the one-, three- and five-year periods ended March 31, 2016 and underperformed the blended benchmark for the ten-year period ended March 31, 2016. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of factors affecting performance and the Investment Manager's performance in managing other real estate funds. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund's actual and contractual management fees, and the Fund's total expense ratios at managed and common asset levels compared to the Peer Funds' medians. The Board of Directors noted the Fund's actual management fee at managed asset levels was slightly higher than the Peer Funds' median, ranking in the fourth quintile, and that the contractual management fee at managed asset levels represented the Peer Funds' median, ranking in the third quintile. The Board of Directors also noted that the Fund's actual management fees at common asset levels represented the Peer Funds' median, ranking in the third quintile. The Board of Directors also noted that the Fund's total expense ratios including investment-related expenses represented the Peer Funds' medians at both managed and common asset levels, ranking in the third quintile for each. The Board of Directors also noted that the Fund's total expense ratios excluding investment-related expenses were lower than the Peer Funds' medians at managed and common asset levels, ranking in the first quintile for each. The Board of Directors noted that the Fund's peer rankings, except for those excluding investment related expenses, were within 0.012% of the Peer Funds' medians. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services, and, further noted that the Fund pays an administration fee to the Investment Manager. The Board of Directors concluded that, in light of market conditions, the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

William F. Scapell
Vice President

Thomas N. Bohjalian
Vice President

Yigal D. Jhirad
Vice President

Jason Yablon
Vice President

Tina M. Payne
Secretary and Chief Legal Officer

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray, LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: RQI

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

QUALITY INCOME REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

Stop traditional mail delivery; receive your shareholder reports and prospectus online.

Sign up at cohenandsteers.com

RQISAR

Semiannual Report June 30, 2016

Cohen & Steers Quality Income Realty Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

By:	/s/Adam Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adam Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Gialanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date:	September 8, 2016